UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

POWER EFFICIENCY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31805	22-3337365
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

3900 Paradise Road, Suite 283, Las Vegas, NV		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 697-0377

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 27, 2004, the Registrant entered into a financing transaction in which the Registrant issued $1,464,806 in senior, secured notes (collectively the “Notes”, individually a “Note”).  The Notes bear interest of 15% per annum.  Interest due under the Notes will be payable quarterly, with the principal and final quarterly interest payment being due one year from the date of issuance. The Notes will have a first security interest in all of the assets of the Company. However, the Company may grant a first security interest in its accounts receivable and inventory in order to obtain a line of credit in the ordinary course of business. In the event of and immediately upon the occurrence of an “Event of Default,” (as defined in the Note, included herein as an exhibit) the Notes shall become immediately due and payable without any action by the Holder and the Note shall bear interest until paid at the rate of 18% per annum or such amount as shall be allowed by law. The Registrant may issue more Notes (up to $2,500,000 total) under this offering up until December 31, 2004.

Item 3.02  Unregistered Sale of Equity Securities.

The holders of the Notes will promptly be issued 115,385 warrants for every $100,000 Note. With its issuance of $1,464,806 in Notes, the Registrant will issue, in aggregate, 1,690,168 warrants (the “Warrants”) with an exercise price of $0.65 per share.  The Company will file a registration statement (the “Registration Statement”) to register the common shares issuable upon exercise of the Warrants within 60 days of the closing.  The Warrants will have a five-year term and the Company will have the right to compel the exercise of the Warrants if the common stock trades at $1.65 for 10 consecutive trading days and the Registration Statement has been filed and become effective.

Pali Capital, a registered broker dealer and member of the National Association of Securities Dealers, Inc., served as the Registrant’s placement agent for this transaction. The Notes and Warrants sold were exempt from registration under the Securities Act of 1933, as amended, pursuant to section 4(2) of the Securities Act. For its work as the placement agent, Pali Capital has received a commission of $115,000 and 132,693 warrants with the same rights and provisions as the Warrants issued to the holders of the Notes. Should the Registrant issue more Notes under this offering, it will owe Pali a commission of 10% of gross proceeds of the Notes issued to anyone persons or entities besides the Registrant’s directors, affiliates, officers or employees.

The following exhibits are filed as part of this report:

Description of Document		Location
2.1	Promissory Note	Filed herewith

3.1	Warrant	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION
(Registrant)

By:	/s/ Steven Strasser
Steven Strasser, CEO

Date: November 2, 2004